UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

BULLION MONARCH MINING, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-54045	20-1885668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Main St., Suite 202
St. George, Utah 84770

(Address of Principal Executive Offices)

____________________

(801) 426-8111

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.

Other Events.

On September 30, 2011, Bullion Monarch Mining, Inc. (the “Company”) issued a press release regarding a decrease in the number of its shares deemed to be outstanding as a result of the expiration of rights held by shareholders of Bullion Monarch Company, which were exchangeable for shares of the Company prior to September 26, 2011 pursuant to a court-approved reorganization of Bullion Monarch Company into the Company. Pursuant to the reorganization, the rights were subject to a five year conversion limitation.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

99.1

Press Release issued by Bullion Monarch Mining, Inc. dated October 12, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2011

BULLION MONARCH MINING, INC.

By:

/s/ JAMES A. MORRIS

Name:  James A. Morris

Its:  President

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